UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2012

Catasys, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1500 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 444-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 22, 2012, Catasys, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with Socius Capital Group, LLC, an affiliate of Terren S. Peizer, Chairman and Chief Executive Officer of the Company, pursuant to which the Company issued a senior secured convertible note (the “Note”) and a warrant to purchase an aggregate of 2,583,334 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.30 per share (the “Warrant”), for a purchase price of $775,000.  The exercise price of the Warrant is subject to adjustment for certain share issuances below the initial exercise price.

The Note matures on April 15, 2012 and bears interest at an annual rate of 12% payable in cash at maturity, prepayment or conversion.  The Note and any accrued interest are convertible at the holders’ option into Common Stock equal to the amount converted divided by $0.30 per share of Common Stock.

The foregoing descriptions of the Agreement, the Note and the Warrant do not purport to be complete and are qualified in their entirety by the documents, which are attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note is hereby incorporated by reference. The Note is secured by all of the Company’s assets.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note is hereby incorporated by reference. On February 22, 2012, the Company incurred a direct obligation to repay $775,000.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Note and the Warrant is hereby incorporated by reference. The Note and the Warrant were issued pursuant to the exemption afforded by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits.

No.	Description
4.1	Secured Convertible Promissory Note, dated February 22, 2012
4.2	Warrant, dated February 22, 2012
10.1	Securities Purchase Agreement, dated February 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYTHIAM, INC.

Date: February 28, 2012	By:	/s/ SUSAN E. ETZEL
Susan E. Etzel
Chief Financial Officer